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                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 33-97544) of Microfield Graphics, Inc. of our report dated January 29, 1999, except for Note 11, which is as of March 26, 1999 appearing on page F-1 of this Form 10-KSB.



PricewaterhouseCoopers LLP

Portland, Oregon
April 1, 1999